UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2010

COLONIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	0-51385	90-0183739
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
Identification No.)		of Incorporation)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 205-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 7, 2010, the Registrant issued a press release announcing the results of its stock offering.

A copy of the press release announcing the results of the stock offering is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated July 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLONIAL BANKSHARES, INC.

DATE: July 8, 2010	By:	/s/ L. Joseph Stella, III
L. Joseph Stella, III
Executive Vice President and Chief Financial Officer